Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies
16.	COMMITMENTS AND CONTINGENCIES
Commitments
The following table sets forth the Group’s commitments as of December 31, 2020 (in thousands):

	2021	2022	2023	2024	2025	Thereafter	Total Payments Required
Royalties and expenditures for licensed content of games	$28,423	7,870	0	0	0	0	36,293
Purchase of bandwidth	14,084	150	102	0	0	0	14,336
Interest payment commitment	6,623	1,458	1,334	628	0	0	10,043
Operating lease obligations	4,144	3,647	1,165	73	37	0	9,066
Purchase of content and services — others	6,715	236	19	0	0	0	6,970
Purchase of content and services — video	5,398	1,006	0	0	0	0	6,404
Others	518	24	0	0	0	0	542

Total Payments Required	$65,905	14,391	2,620	701	37	0	83,654

Litigation
The Sohu Group is a party to various litigation matters which it considers routine and incidental to its business. The Sohu Group records a liability when the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. The Sohu Group evaluates, on a regular basis, developments in litigation matters that could affect the amount of liability that has been previously accrued and makes adjustments as appropriate. Management believes that the total liabilities to the Sohu Group that may arise as a result of currently pending legal proceedings will not have a material adverse effect on the Group’s business, results of operations, financial condition and cash flows. As of December 31, 2020, Sohu and Changyou had no significant litigation contingencies.
PRC Law and Regulations
The Chinese market in which the Sohu Group operates poses certain macro-economic and regulatory risks and uncertainties. These uncertainties extend to the ability to operate an Internet business and to conduct brand advertising, search and search-related advertising, online game, and other services in the PRC. Though the PRC has, since 1978, implemented a wide range of market-oriented economic reforms, continued reforms and progress towards a full market-oriented economy are uncertain. In addition, the telecommunication, information, and media industries remain highly regulated. Restrictions are currently in place and are unclear with respect to which segments of these industries foreign-owned entities, like the Sohu Group, may operate. The Chinese government may issue from time to time new laws or new interpretations of existing laws to regulate areas such as telecommunication, information and media. The Sohu Group’s legal structure and scope of operations in China could be subject to restrictions, which could result in limits on its ability to conduct business in the PRC. Certain risks related to PRC law that could affect the Sohu Group’s VIE structure are discussed in Note 17 - VIEs.
Regulatory risks also encompass interpretation by PRC tax authorities of current tax law, including the applicability of certain preferential tax treatments.
The Sohu Group’s sales, purchase and expense transactions are generally denominated in RMB and a significant portion of its assets and liabilities are denominated in RMB. The RMB is not freely convertible into foreign currencies. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB by its subsidiaries in China may require certain supporting documentation in order to effect the remittance.